                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                            ZOLL MEDICAL CORPORATION
                (Name of Registrant as Specified In Its Charter)

                            ZOLL MEDICAL CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                            ZOLL MEDICAL CORPORATION
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON THURSDAY, FEBRUARY 13, 2003
                             ---------------------

     NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of Zoll Medical Corporation (the "Company") will be held on Thursday, February 13, 2003 at 10:00 a.m. at Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109 for the following purposes:

          1. To elect three Class II directors of the Company to serve until the 2006 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and

          2. To consider and act upon any other matters which may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

     Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

     The Board of Directors has fixed the close of business on December 31, 2002 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Stockholders of record of the Company's common stock, par value $0.02 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy which is being solicited by the Board of Directors and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                          By Order of the Board of Directors

                                          RAYMOND C. ZEMLIN
                                          Clerk

Burlington, Massachusetts
January 10, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                            ZOLL MEDICAL CORPORATION
                                32 SECOND AVENUE
                                 NORTHWEST PARK
                        BURLINGTON, MASSACHUSETTS 01803
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                      2003 ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 13, 2003

                                                                January 10, 2003

GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Zoll Medical Corporation (the "Company") for use at the 2003 Annual Meeting of Stockholders of the Company to be held on Thursday, February 13, 2003 at 10:00 a.m., and at any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to vote upon (i) the election of three Class II directors of the Company; and (ii) any other matters properly brought before the Annual Meeting.

VOTING

     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about January 10, 2003. The Board of Directors has fixed the close of business on December 31, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, par value $0.02 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 8,996,882 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

     The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Directors are elected by a plurality of the votes cast at the Annual Meeting. Votes may be cast FOR or WITHHELD FROM each nominee. Votes cast FOR the nominees will count as "yes votes"; votes that are WITHHELD FROM the nominees will be excluded entirely from the vote and will have no effect. Abstentions and broker non-votes are each included in the number of shares present at the Annual Meeting for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

     STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED AND NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE NOMINEES FOR CLASS II DIRECTORS OF THE COMPANY NAMED IN THIS PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY MATTER OTHER THAN THAT SET FORTH IN THIS PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES.

     A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Clerk of the Company at the address of the Company set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

     The Company's 2002 Annual Report, including the Company's audited financial statements for the fiscal year ended September 29, 2002, is being mailed to stockholders concurrently with this Proxy Statement.

                                   PROPOSAL 1

                        ELECTION OF A CLASS OF DIRECTORS

     The Board of Directors of the Company is currently comprised of seven members and is divided into three classes, with the directors in each class serving for a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at each succeeding annual meeting of stockholders.

     At the Annual Meeting, three Class II directors will be elected to serve until the 2006 Annual Meeting and until their successors are duly elected and qualified. The Board of Directors has nominated Willard M. Bright, Ph.D., Thomas
M. Claflin, II and M. Stephen Heilman, M.D. for election as Class II directors (the "Nominees"). The Board of Directors anticipates that each of the Nominees will serve as a director if elected. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

INFORMATION REGARDING NOMINEES AND DIRECTORS

     The following table sets forth certain information with respect to the three Nominees for election as directors at the Annual Meeting and those continuing directors of the Company whose terms expire at the annual meetings of stockholders in 2004 and 2005 based on information furnished to the Company by each director. The following information is as of September 29, 2002 unless otherwise specified.

                                                              AMOUNT AND NATURE OF
       NAME AND PRINCIPAL OCCUPATION               DIRECTOR   BENEFICIAL OWNERSHIP   PERCENT
            FOR PAST FIVE YEARS              AGE    SINCE      OF COMMON STOCK(1)    OF CLASS
-------------------------------------------  ---   --------   --------------------   --------
                  CLASS II NOMINEES FOR ELECTION AT THE 2003 ANNUAL MEETING
Willard M. Bright, Ph.D....................  88      1983            93,200(2)           1%
  Dr. Bright previously served as Chairman
  of the Board of Directors of the Company.
  Prior to joining the Company, Dr. Bright
  served as President and Chief Executive
  Officer of The Kendall Company and
  Boehringer Mannheim Corporation, a
  medical products manufacturers, and
  President and director of Curtiss-Wright
  Corp., an aerospace and industrial
  products manufacturer.

                                                              AMOUNT AND NATURE OF
       NAME AND PRINCIPAL OCCUPATION               DIRECTOR   BENEFICIAL OWNERSHIP   PERCENT
            FOR PAST FIVE YEARS              AGE    SINCE      OF COMMON STOCK(1)    OF CLASS
-------------------------------------------  ---   --------   --------------------   --------
Thomas M. Claflin, II......................  61      1980            19,245(3)           *
  Mr. Claflin is a principal of Claflin
  Capital Management, Inc., a venture
  capital firm, and general partner of its
  venture capital partnerships. Mr. Claflin
  is a director of Point Therapeutics,
  Inc., where he serves as a member of its
  Compensation Committee.
M. Stephen Heilman, M.D....................  69      1996            12,500(4)           *
  Dr. Heilman founded and has served as
  Chairman and Chief Executive Officer of
  Lifecor, Inc., a medical device company,
  since 1986. Dr Heilman also founded and
  has served as Chairman and Chief
  Executive Officer of Vascor, Inc. since
  1986 and also founded Medrad Inc. in
  1964. Dr. Heilman is a director of
  SkyMark Corporation, Medrad Inc. and
  serves as the Chairman of the Board of
  Directors of Alle-Kiski Medical Center.

                   CLASS I CONTINUING DIRECTORS -- TERM TO EXPIRE IN 2005
Daniel M. Mulvena..........................  54      1998            10,000(5)           *
  Mr. Mulvena is the owner of Commodore
  Associates, Inc., a consulting company.
  From 1992 to 1995, Mr. Mulvena was a
  Group Vice President of Boston Scientific
  Corporation. Mr. Mulvena serves as
  Chairman of the Board of Directors of
  Magna Lab, Inc. and Cambridge Heart, Inc.
  He is also a director of Thoratec, Inc.
  He serves as a member of the Compensation
  Committee of Thoratec Inc.
Benson F. Smith............................  55      2000             5,000(6)           *
  Mr. Smith is a Senior Consultant at
  Gallup Organization, a research
  organization. Mr Smith was formerly
  President, Chief Operating Officer and a
  member of the Board of Directors of C.R.
  Bard, Inc. Mr. Smith worked at C.R Bard,
  Inc. in various capacities for 25 years
  until his retirement in 1998. Mr. Smith
  currently serves as a director of
  Rochester Medial Corporation, as well as
  a board member for a variety of academic
  and health-related organizations.

                                                              AMOUNT AND NATURE OF
       NAME AND PRINCIPAL OCCUPATION               DIRECTOR   BENEFICIAL OWNERSHIP   PERCENT
            FOR PAST FIVE YEARS              AGE    SINCE      OF COMMON STOCK(1)    OF CLASS
-------------------------------------------  ---   --------   --------------------   --------
                  CLASS III CONTINUING DIRECTORS -- TERM TO EXPIRE IN 2004

Richard A. Packer..........................  45      1996           120,925(7)           1%
  Mr. Packer joined the Company in 1992 and
  in November 1999 was appointed Chairman
  of the Board of Directors and Chief
  Executive Officer. Mr. Packer served as
  President, Chief Operating Officer and
  Director from May 1996 to his appointment
  as CEO. Since 1992 he has served as Chief
  Financial Officer and Vice President of
  Operations of the Company. From 1987 to
  1992, Mr. Packer served as Vice President
  of various functions for Whistler
  Corporation, a consumer electronics
  company. Prior to this, Mr. Packer was a
  manager with the consulting firm of
  PRTM/KPMG, specializing in operations of
  high technology companies. Mr. Packer is
  a director of Lifecor, Inc. Mr Packer
  serves as a member of the Compensation
  Committee of Lifecor, Inc. Mr. Packer
  received B.S. and M. Eng. degrees from
  the Rensselaer Polytechnic Institute and
  an M.B.A. from the Harvard Graduate
  School of Business Administration.

James W. Biondi, M.D.......................  46      1999             8,500(8)           *
  Dr. Biondi has served as Chairman of
  Cardiopulmonary Corp. since its founding
  in 1988, and Chief Executive Officer and
  President since 1992. Cardipulmonary
  Corp. designs, develops and assembles
  advanced software driven ventilators used
  for the treatment of anesthesia and
  intensive care patients. Dr Biondi serves
  as Chairman of Ivy Biomedical Systems,
  Inc. Dr. Biondi received a B.S. Degree
  from Renselarer Polytechnic Institute and
  a M.D. degree from Albany Medical
  College.
All directors and executive officers as a
  group (11 persons).......................                         355,370(9)           4%

---------------

 *  Less than 1%.

(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to the information contained in the other footnotes to this table.

(2) Represents 78,200 shares of Common Stock held by the Willard M. Bright Revocable Inter Vivos Trust dated August 2, 1990 and 15,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after September 29, 2002.

(3) Includes 10,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after September 29, 2002.

(4) Includes 10,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after September 29, 2002.

(5) Represents 10,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after September 29, 2002.

(6) Represents 5,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after September 29, 2002.

(7) Includes 107,625 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after September 29, 2002. Does not include 79,375 options to purchase Common Stock which are not exercisable within 60 days of September 29, 2002.

(8) Includes 7,500 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after September 29, 2002.

(9) Includes 247,125 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after September 29, 2002.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors of the Company held 4 meetings during the fiscal year ended September 29, 2002. Each of the directors attended more than 75% of the aggregate of the total number of meetings of the Board of Directors and of the committees of which he was a member which were held during the period he was a director or committee member.

     The Company has standing Audit and Compensation Committees. During the 2002 fiscal year the members of the Audit Committee consisted of Messrs. Claflin (as Chairman) and Smith and Dr. Heilman. On November 6, 2002, Mr. Smith became Chairman of the Audit Committee. Each of the members of the Audit Committee is independent as defined in the National Association of Securities Dealer's listing standards. The Audit Committee reviews the results of the annual audit of the Company's accounts conducted by the Company's independent auditors and the recommendations of the auditors with respect to accounting systems and controls. The Audit Committee has a written charter adopted by the Board of Directors, which charter was attached as an exhibit to last year's proxy statement. During the fiscal year ended September 29, 2002, the Audit Committee held 4 meetings. The Audit Committee's report on the Company's audited financial statements for the fiscal year ended September 29, 2002 appears elsewhere in this Proxy Statement.

     The members of the Compensation Committee are Mr. Mulvena (as Chairman) and Dr. Biondi. The Compensation Committee reviews and approves the Company's executive compensation and benefit policies, administers the Company's 2001 Stock Incentive Plan, 1992 Stock Option Plan and the Non-Employee Directors' Stock Option Plan. During the fiscal year ended September 29, 2002, the Compensation Committee held 2 meetings. The Compensation Committee's report on executive compensation appears elsewhere in this Proxy Statement.

     The Company has also recently formed a Nominating and Corporate Governance Committee of the Board of Directors. The members of the Nominating and Corporate Governance Committee are Messrs. Claflin (as Chairman) and Mulvena. The Nominating and Corporate Governance Committee reviews and evaluates potential nominees for election or appointment to the Board of Directors and recommends such nominees to the full Board of Directors. The Nominating and Corporate Governance Committee will consider a nominee for election to the Board of Directors recommended by a stockholder of record if the stockholder submits the nomination in compliance with the requirements of the Company's By-laws. See "Other

Matters -- Stockholder Proposals" for a summary of these requirements. The Nominating and Corporate Governance Committee is also responsible for developing and recommending to the Board of Directors a set of corporate governance guidelines applicable to the Company and periodically reviewing such guidelines and recommending any changes to those guidelines to the Board of Directors.

     The Board of Directors determined that, in light of the timing of the creation of the Nominating and Corporate Governance Committee, it would be impractical for such Committee to be responsible for the nominating of Directors for election at the Annual Meeting. Therefore, for fiscal 2002, the Board of Directors selected nominees for election as directors of the Company. The Board of Directors will consider a nominee for election to the Board recommended by a stockholder of record if such recommendation is timely in accordance with, and is accompanied by the information required by the Company's By-laws. See "Other Matters -- Stockholder Proposals" for a summary of these requirements.

DIRECTOR COMPENSATION

     For fiscal 2003, non-employee directors of the Company will receive: (i) a $15,000 annual retainer payable quarterly; (ii) a $2,000 annual retainer for Committee Chairmen payable quarterly; (iii) a $1,000 meeting fee for each meeting of directors attended; (iv) a $500 committee meeting fee for each committee meeting attended; (v) a $200 meeting fee for each telephonic meeting of directors or committee meeting attended (at the discretion of the applicable Board or Committee Chairman); and (vi) an option grant of 1,000 shares of Common Stock. During fiscal 2002, Dr. Bright had a consulting arrangement with the Company pursuant to which he provides management, personnel and marketing advice and services to the Company for which he received $50,000.00 pursuant to this arrangement. The arrangement will not be in effect for fiscal 2003.

     Non-Employee Directors' Stock Option Plan. The Company has adopted a Non-Employee Directors' Stock Option Plan which provides that each Director of the Company who is not also an employee of the Company will be granted options to purchase 10,000 shares of the Company's Common Stock. Each Non-Employee Director of the Company who served in such position on April 23, 1996, the effective date of this Plan, received a grant of options as of that date. Each Non-Employee Director who is first elected to the Board of Directors after that date is automatically granted an option to purchase 10,000 shares of Common Stock on the date such person is initially elected to the Board. The exercise price of options granted under this Plan is equal to the fair market value of the Common Stock on the date of grant. All options granted under this Plan vest in four equal annual installments beginning on the first anniversary of the date of grant.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the aggregate cash compensation paid by the Company with respect to the three fiscal years ended September 29, 2002 to the Company's Chief

Executive Officer and each of the four other most highly compensated executive officers in fiscal year 2002 (collectively, the "Named Executive Officers").

                                                                                         LONG-TERM
                                                                                        COMPENSATION
                                                                                           AWARDS
                                                                                        ------------
                                                       ANNUAL COMPENSATION                 SHARES
                                            -----------------------------------------    UNDERLYING
NAME AND                                                               OTHER ANNUAL       OPTIONS          ALL OTHER
PRINCIPAL POSITION                   YEAR   SALARY($)   BONUS($)(1)   COMPENSATION($)    GRANTED(#)    COMPENSATION($)(2)
------------------                   ----   ---------   -----------   ---------------   ------------   ------------------
Richard A. Packer..................  2002    255,000      160,000                          50,000            1,010
  Chief Executive Officer            2001    250,000       75,000        --                20,000              990
  and President                      2000    237,500      120,000        --                75,000              941
A. Ernest Whiton...................  2002    185,250       67,500                          10,000              734
  Chief Financial Officer and        2001    170,000       42,500                          10,000              673
  Vice President -- Administration   2000    155,000       61,000        --                    --              614
Donald Boucher.....................  2002    165,000       34,000                          10,000              653
  Vice President -- Research         2001    160,000       22,000                          10,000              634
  and Development                    2000    147,000       38,250                              --              582
Steven Flora.......................  2002    170,000       44,000                          10,000              673
  Vice President -- N.A. Sales       2001    160,000       29,500                          10,000              634
                                     2000    154,166       69,000        --                    --              610
Ward M. Hamilton...................  2002    165,000       30,000                          10,000              653
  Vice President -- Marketing        2001    160,000       23,500                          10,000              634
                                     2000    147,000       40,000        --                    --              582

---------------

(1) Amounts shown for each fiscal year include bonuses paid during the succeeding fiscal year. Thus, the 2000 bonus includes an amount paid in fiscal 2001 for fiscal 2000, the 2001 bonus includes an amount paid in fiscal 2002 for fiscal 2001, and the 2002 bonus includes an amount paid in fiscal 2003 for fiscal 2002.

(2) All Other Compensation reflects life insurance premiums paid by the Company for the Named Executive Officers.

     Option Grants in Last Fiscal Year. The following table sets forth certain information regarding options granted during the fiscal year ended September 29, 2002 by the Company to the Named Executive Officers.

                                                           INDIVIDUAL GRANTS             POTENTIAL REALIZABLE
                                                 -------------------------------------     VALUE AT ASSUMED
                                                 % OF TOTAL                                 ANNUAL RATES OF
                                    NUMBER OF     OPTIONS                                     STOCK PRICE
                                    SECURITIES    GRANTED                                  APPRECIATION FOR
                                    UNDERLYING       TO       EXERCISE OR                   OPTION TERM(1)
                                     OPTIONS     EMPLOYEES    BASE PRICE    EXPIRATION   ---------------------
NAME                                 GRANTED      IN 2002       ($/SH)         DATE        5%($)      10%($)
----                                ----------   ----------   -----------   ----------   ---------   ---------
Richard A. Packer.................    12,500        5.5%         33.76       11/8/2011    265,394     672,559
Richard A. Packer.................    12,500        5.5%         35.68       2/12/2012    280,487     710,809
Richard A. Packer.................    12,500        5.5%         39.92       4/17/2012    313,818     795,277
Richard A. Packer.................    12,500        5.5%         29.08       7/17/2012    228,603     579,325
A. Ernest Whiton..................     2,500        1.1%         33.76       11/8/2011     53,079     134,512
A. Ernest Whiton..................     2,500        1.1%         35.68       2/12/2012     56,097     142,162
A. Ernest Whiton..................     2,500        1.1%         39.92       4/17/2012     62,764     159,055
A. Ernest Whiton..................     2,500        1.1%         29.08       7/17/2012     45,721     115,865

                                                           INDIVIDUAL GRANTS             POTENTIAL REALIZABLE
                                                 -------------------------------------     VALUE AT ASSUMED
                                                 % OF TOTAL                                 ANNUAL RATES OF
                                    NUMBER OF     OPTIONS                                     STOCK PRICE
                                    SECURITIES    GRANTED                                  APPRECIATION FOR
                                    UNDERLYING       TO       EXERCISE OR                   OPTION TERM(1)
                                     OPTIONS     EMPLOYEES    BASE PRICE    EXPIRATION   ---------------------
NAME                                 GRANTED      IN 2002       ($/SH)         DATE        5%($)      10%($)
----                                ----------   ----------   -----------   ----------   ---------   ---------
Ward M. Hamilton..................     2,500        1.1%         33.76       11/8/2011     53,079     134,512
Ward M. Hamilton..................     2,500        1.1%         35.68       2/12/2012     56,097     142,162
Ward M. Hamilton..................     2,500        1.1%         39.92       4/17/2012     62,764     159,055
Ward M. Hamilton..................     2,500        1.1%         29.08       7/17/2012     45,721     115,865
Donald Boucher....................     2,500        1.1%         33.76       11/8/2011     53,079     134,512
Donald Boucher....................     2,500        1.1%         35.68       2/12/2012     56,097     142,162
Donald Boucher....................     2,500        1.1%         39.92       4/17/2012     62,764     159,055
Donald Boucher....................     2,500        1.1%         29.08       7/17/2012     45,721     115,865
Steven Flora......................     2,500        1.1%         33.76       11/8/2011     53,079     134,512
Steven Flora......................     2,500        1.1%         35.68       2/12/2012     56,097     142,162
Steven Flora......................     2,500        1.1%         39.92       4/17/2012     62,764     159,055
Steven Flora......................     2,500        1.1%         29.08       7/17/2012     45,721     115,865

---------------

(1) Represents the value of the options granted at the end of the option terms if the price of the Company's Common Stock were to appreciate annually by 5% and 10%, respectively. There is no assurance that the stock price will appreciate at the rates shown in the table.

     Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values. The following table sets forth certain information regarding stock options exercised during the fiscal year ended September 29, 2002 and stock options held as of September 29, 2002 by each Named Executive Officer.

                                                                NUMBER OF SHARES                   VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED                IN-THE-MONEY OPTIONS
                         SHARES                            OPTIONS AT FISCAL YEAR-END              AT FISCAL YEAR-END(2)
                       ACQUIRED ON       VALUE        ------------------------------------   ---------------------------------
NAME                   EXERCISE(#)   REALIZED($)(1)   EXERCISABLE(#)(3)   UNEXERCISABLE(#)   EXERCISABLE($)   UNEXERCISABLE($)
----                   -----------   --------------   -----------------   ----------------   --------------   ----------------
Richard A. Packer....       --             --              107,625             79,375          1,020,405           61,200
A. Ernest Whiton.....       --             --               19,000             26,250            338,257          240,213
Ward M. Hamilton.....       --             --               12,750             16,250            223,210           21,938
Donald Boucher.......       --             --               21,000             16,250            428,271           21,938
Steven Flora.........       --             --               29,250             16,250            611,395           21,938

---------------

(1) Value realized equals the aggregate market value of the shares acquired on the exercise date(s), less the applicable aggregate option exercise price(s).

(2) Year-end value is based on the closing market price per share on September 29, 2002 ($31.39), less the applicable aggregate option exercise price(s) of in-the-money options multiplied by the number of unexercised in-the-money options which are exercisable and unexercisable, respectively.

(3) Includes options exercisable within 60 days after September 29, 2002.

STOCK PERFORMANCE CHART

     The following chart provides an annual comparison, from September 30, 1997 of the cumulative total shareholder return (assuming reinvestment of any dividends) among Zoll Medical Corporation, the Russell 2000 Index and Nasdaq Medical Equipment Index. The Russell 2000 Index and the Nasdaq Medical Equipment Index cover a broad cross-section of public companies, many of which have relatively small market capitalizations. The JP Morgan H&Q Healthcare (excluding Biotechnology) Index was presented last year; however, that index is no longer available for presentation. The historical information set forth below is not necessarily indicative of future performance.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
             AMONG ZOLL MEDICAL CORPORATION, THE RUSSELL 2000 INDEX
                     AND THE NASDAQ MEDICAL EQUIPMENT INDEX

                              [PERFORMANCE CHART]

                                             9/97     9/98     9/99     9/00     9/01     9/02
                                            ------   ------   ------   ------   ------   ------
Zoll Medical Corporation..................  100.00   108.04   432.14   696.43   508.57   434.29
Russell 2000..............................  100.00    80.98    96.43   118.98    93.75    85.03
Nasdaq Medical Equipment..................  100.00    87.21   124.82   171.18   125.49   117.50

* $100 invested on 9/30/1997 in stock or index -- including reinvestment of dividends. Fiscal year ending September 30.

REPORT OF THE COMPENSATION COMMITTEE

     Objective of the Company's Compensation Program. The Company's executive compensation program is intended to attract, retain and reward executives who are capable of leading the Company effectively and continuing its growth in the competitive marketplace for cardiac resuscitation equipment. The Company's objective is to utilize a combination of cash and equity-based compensation to provide appropriate incentives for executives while aligning their interests with those of the Company's stockholders.

     Like many other public companies, the Company uses a three-pronged approach to its compensation for each executive for the following twelve months. First, the executive's base salary is intended to create a reasonably competitive minimum level of compensation for each executive for the following twelve months. Second, the Company maintains an incentive bonus program for executive officers and certain other members of management under which discretionary bonuses may be offered based upon the achievement of corporate and individual performance goals. The objective of the incentive bonus program is to reward executives for their past twelve months' performance. Finally, the Company utilizes stock options granted under its 1992 Stock Option Plan and 2001 Stock Incentive Plan as a long-term incentive for the executive officers as well as for many other employees of the Company. The Company believes that stock options are important in aligning management and stockholder interests and in encouraging management to adopt a longer-term perspective. Accordingly, options generally provide for incremental vesting over a four-year period.

     Compensation Committee Procedures. The Company's executive compensation program is administered under the direction of the Company's Compensation Committee, which is currently composed of two non-employee directors. The Compensation Committee meets periodically and may consult by telephone at other times. The determinations of the Compensation Committee relating to the compensation of the Company's executive officers and the granting of options are then approved or ratified by all of the non-employee directors.

     Factors Considered in Setting Compensation of the Chief Executive Officer and President. Mr. Packer, who has served as President of the Company since 1996, became Chief Executive Officer and Chairman in November 1999. Mr. Packer has an employment agreement with the Company providing for a base salary which has increased to $255,000. The Compensation Committee considers the Company's financial performance, as measured by sales and earnings growth, to be a significant determinant in Mr. Packer's overall compensation package. In making its determinations, however, the Compensation Committee also considers a number of other factors which are not subject to precise quantitative measurement and which the Committee believes can only be properly assessed over the long term.

     Compensation Decisions for Chief Executive Officer. Each year the Compensation Committee reviews the performance of the Company's Chief Executive Officer. The Committee concluded that Mr. Packer achieved significant success in meeting several key strategic goals and was instrumental to the strong operating and financial performance of the Company in fiscal 2002. In particular, the Committee noted Mr. Packer's contributions to the Company's significant sales and profit growth, improved return on sales, strong stock performance, successful introduction of the new AED Plus product, strong international operations, strengthening of the Data Management business, strengthening of the Company's management team and development of a new product platform. Accordingly, the Committee awarded Mr. Packer a bonus of $160,000 for fiscal 2002.

                                          Submitted by the Compensation
                                          Committee for fiscal 2002

                                          DANIEL M. MULVENA, Chairman and
                                          JAMES W. BIONDI, M.D.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     All executive officer compensation decisions are made by the Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation for senior management and key employees of the Company, including salaries and bonuses. The current members of the Compensation Committee are Mr. Mulvena and Dr. Biondi, neither of who is an officer of the Company.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditor's independence.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee meet with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held 4 meetings during fiscal 2002.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 29, 2002 for filing with the Securities and Exchange Commission.

                                          Submitted by the Audit Committee for
                                          fiscal 2002

                                          THOMAS M. CLAFLIN, II, Chairman
                                          M. STEPHEN HEILMAN, M.D. and
                                          BENSON F. SMITH

INDEPENDENT AUDITORS

     The accounting firm of Ernst & Young LLP has served as the Company's independent auditors since 1984. A representative of Ernst & Young LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

     Audit Fees. During fiscal 2002, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for the audit of the Company's annual financial statements and review of the Company's quarterly financial statements totaled $260,600.

     Financial Information Systems Design and Implementation Fees. Ernst & Young did not bill the Company for any professional services rendered to the Company during fiscal 2002 in connection with the design and implementation of financial information systems, the operation of information systems or the management of local area networks.

     All Other Fees. During fiscal 2002, the aggregate fees and expenses billed for professional services rendered by Ernst & Young to the Company not covered in either of the preceding two paragraphs totaled $117,290, which were primarily for tax consulting services.

     The Audit Committee has considered whether the provisions of services by Ernst & Young is compatible with maintaining Ernst & Young's independence.

SEVERANCE ARRANGEMENTS

     Mr. Packer has an employment agreement with the Company providing for a severance payment of twelve months' salary in the event his employment is terminated by the Company without cause. The Agreement provides for non-competition for a period of three years following termination. At his fiscal 2002 base salary, Mr. Packer would be entitled to receive a severance payment of approximately $255,000 upon termination.

     Each of the Named Executive officers has a severance agreement with the Company that may be triggered upon a change in control of the Company. Mr. Packer's agreement provides for a severance payment if, within thirty-six months after a change in control, the Company terminates his employment for any reason or Mr. Packer resigns from the Company for any reason. In either case, Mr. Packer is entitled to receive 2.5 times the sum of (i) his base salary and (ii) most recent bonus paid prior to the change in control in one lump-sum payment, as well as health and dental insurance coverage for thirty months after his separation from the Company. Generally, if Mr. Whiton is terminated by the Company without cause (as defined in his severance agreement) or resigns from the Company for good reason (as defined in his severance agreement) within 18 months after a change in control of the Company, the Company must pay Mr. Whiton two times the sum of his base salary and the average of his three recent bonuses in one lump-sum payment, as well as provide him with health and dental insurance coverage for 18 months after his separation from the Company. Messrs. Boucher, Flora and Hamilton each have severance agreements that provide that if such executive is terminated by the Company without cause (as defined in their respective severance agreements) or resigns from the Company for good reason (as defined in their respective severance agreements) within 18 months after a change in control of the Company, the Company must pay such executive 1.5 times the sum of his base salary and the average of his three most recent bonuses in one lump sum payment, as well as provide him with health and dental insurance coverage for 18 months after separation.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     M. Stephen Heilman, M.D. is Founder, Chairman and Chief Executive Officer of Lifecor, Inc., in which the Company has made, as of the date of this proxy statement, an aggregate $3.5 million investment. Pursuant to an agreement entered into in connection with such investment, the Company has agreed to Dr. Heilman serving as a director of the Company, and a representative of the Company serving as a director and member of the compensation committee of Lifecor, Inc. The Company has committed to invest, under certain circumstances, an additional $1.5 million in Lifecor, Inc. The Company and Lifecor have also entered into a Patent Cross-License Agreement and a Distribution Agreement, which gives the Company the right to distribute Lifecor's principal product in the U.S. hospital market.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission and the Nasdaq Stock Market. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of reports furnished to the Company, and on written representations from certain reporting persons, the Company believes that, with respect to the fiscal year ended September 29, 2002, each director, executive officer and 10% stockholder of the Company's securities made timely filings of all reports required by Section 16 of the Exchange Act, with the following exceptions: M. Stephen Heilman, a director of the Company, filed one Form 4 after the applicable due date reporting the sale of 12,500 shares of Common Stock in a total of 26 transactions; Steven K. Flora, an executive officer of the Company, reported a conversion and sale of 10,000 shares of Common Stock after the applicable due date; Ward M. Hamilton, an executive officer of the Company, reported the sale of 7,600 shares of Common Stock in a total of 12 transactions after the applicable due date; Thomas M. Claflin, II, a director of the Company, mistakenly reported his total beneficial ownership of Common Stock on a Form 4; Edward T. Dunn, an officer of the Company, filed a Form 3 reporting his initial beneficial ownership of the Company's securities after the applicable deadline. In fiscal 2001, Richard Packer, a director and executive officer of the Company, A. Ernest Whiton, Steven Flora, Ward Hamilton, Donald Boucher and EJ Jones, each an officer of the Company, did not timely report the grant of four options for a total of 20,000 shares, for Mr. Packer, and the grant of four options for a total of 10,000 shares for each of Messrs. Whiton, Flora, Hamilton, Boucher and Jones, which option grants were disclosed in the applicable proxy statement, excluding Mr. Jones' option grants, and all of which have since been reported on respective Form 4s.

                                 OTHER MATTERS

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

     The following table presents information regarding beneficial ownership of the Company's Common Stock as of September 29, 2002 by (i) each of the Named Executive Officers and (ii) the persons or entities believed by the Company to be beneficial owners of more than 5% of the Company's Common Stock based on certain filings made under Section 13 of the Exchange Act. All such information was provided by the stockholders listed and reflects their beneficial ownership as of the dates specified in the footnotes to the table.

                                                              NO. OF SHARES   PERCENT
NAME AND ADDRESS                                              BENEFICIALLY      OF
OF BENEFICIAL OWNER                                               OWNED        CLASS
-------------------                                           -------------   -------
Richard A. Packer(1)........................................      120,925         1%
A. Ernest Whiton(2).........................................       19,000         *
Donald Boucher(3)...........................................       21,000         *
Steven K. Flora(4)..........................................       33,250         *
Ward M. Hamilton(5).........................................       12,750         *
Kopp Investment Advisors, Inc., Kopp Holding Company and
  LeRoy C. Kopp(6)..........................................    1,202,650      13.5%
  7701 France Avenue South
  Suite 500
  Edina, MN 55435
Wellington Management Company, LLP(7).......................      760,300      8.56%
  75 State Street
  Boston, MA 02109
Pilgrim Baxter & Associates, Ltd.(8)........................      705,400      7.92%
  1400 Liberty Ridge Drive
  Wayne, PA 19087-5593
Citigroup Inc.(9)(10)(11)...................................      558,749       6.3%
  399 Park Avenue
  New York, NY 10043
Provident Investment Counsel, Inc.(12)......................      525,631       5.9%
  300 North Lake Avenue
  Pasadena, CA 91101-4106
Massachusetts Financial Services Company(13)................      473,600       5.3%
  500 Boylston Street
  Boston, MA 02116
Arnold H. Snider(14)(15)....................................      465,000       5.2%
  Deer Capital, L.P.
  Deerfield Management Company
  Deerfield International Limited
  780 Third Avenue, 37th Floor
  New York, NY 10017

---------------

  *  Less than 1%.

 (1) Includes 107,625 shares of Common Stock issuable upon exercise of stock options which are exercisable within 60 days after September 29, 2002. Does not include options to purchase 79,375 shares of Common Stock which are not exercisable within 60 days after September 29, 2002.

 (2) Represents 19,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days after September 29, 2002. Does not include options to purchase 26,250 shares of Common Stock which are not exercisable within 60 days after September 29, 2002.

 (3) Represents 21,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days after September 29, 2002. Does not include options to purchase 16,250 shares of Common Stock which are not exercisable within 60 days after September 29, 2002.

 (4) Includes 29,250 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days after September 29, 2002. Does not include options to purchase 16,250 shares of Common Stock which are not exercisable within 60 days after September 29, 2002.

 (5) Represents 12,750 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days after September 29, 2002. Does not include options to purchase 16,250 shares of Common Stock which are not exercisable within 60 days after September 29, 2002.

 (6) Based on information set forth in an Amendment No. 2 to a Schedule 13G/A filed under the Exchange Act on February 6, 2002.

 (7) Based on information set forth in an Amendment No. 1 to Schedule 13G/A filed under the Exchange Act on February 12, 2002.

 (8) Based on information set forth in an Amendment No. 3 to Schedule 13G/A filed under the Exchange Act on February 13, 2002.

 (9) Based on information set forth in a Schedule 13G filed under the Exchange Act on February 14, 2002.

(10) Includes 454,259 shares held by Salomon Brothers Holding Company Inc. and 556,609 shares held by Salomon Smith Barney Holdings, Inc., as set forth in a Schedule 13G filed under the Exchange Act on February 14, 2002.

(11) As of December 10, 2002, Citigroup Inc. holds a total of 252,977 shares, including 251,082 shares held by Salomon Smith Barney Holdings Inc. and 169,22 shares held by Salomon Brothers Holding Company Inc., as set forth in an Amendment No. 1 to Schedule 13G filed under the Exchange Act on December 10, 2002.

(12) Based on information set forth in an Amendment No. 4 to Schedule 13G/A filed under the Exchange Act on February 7, 2002.

(13) Based on information set forth in a Schedule 13G filed under the Exchange Act on February 14, 2002.

(14) Based on information set forth in a Schedule 13G filed under the Exchange Act on October 30, 2002.

(15) Includes 260,400 shares held by Deerfield Capital, L.P. and Deerfield Partners, L.P., 204,600 shares held by Deerfield Management Company and Deerfield International Limited, as set forth in a Schedule 13G filed under the Exchange Act on October 30, 2002.

SOLICITATION OF PROXIES

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without special compensation for such activities. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

STOCKHOLDER PROPOSALS

     For a proposal of a stockholder to be included in the Company's proxy statement for the Company's 2004 Annual Meeting of Stockholders, it must be received at the principal executive offices of the Company on or before September 12, 2003. Such a proposal must also comply with the requirements as to form and substance established by the Securities and Exchange Commission for such a proposal to be included in the proxy statement.

     In addition, the Company's By-laws provide that any stockholder wishing to nominate a director or have a stockholder proposal considered at an annual meeting must provide written notice of such nomination or proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company at its principal executive offices (a) not less than 75 calendar days nor more than 120 calendar days prior to the anniversary date of the immediately preceding annual meeting of stockholders or special meeting in lieu thereof (the "Anniversary Date") or (b) in the case of a special meeting of stockholders in lieu of the annual meeting or in the event that the annual meeting of stockholders is called for a date more than 30 calendar days prior to the Anniversary Date, not later than the close of business on (i) the 10th calendar day (or if that day is not a business day for the Company, on the next succeeding business day) following the earlier of (1) the date on which notice of the date of such meeting was mailed to stockholders, or (2) the date on which the date of such meeting was publicly disclosed, or (ii) if such date of notice or public disclosure occurs more than 75 calendar days prior to the scheduled date of such meeting, the 75th calendar day prior to such scheduled date of such meeting (or if that day is not a business day for the Company, on the next succeeding business day). Any such proposal should be mailed to: Zoll Medical Corporation, 32 Second Avenue, Northwest Park, Burlington, Massachusetts 01803,
Attention: Clerk.

   REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD
                                     TODAY.

ZOLL MEDICAL CORPORATION
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                            ZOLL MEDICAL CORPORATION

      Dear Stockholder,

      Please take note of the important information regarding the Company's management and financial results enclosed with this proxy card.

      Your vote on these matters counts, and you are strongly encouraged to exercise your right to vote your shares.

      Please mark one box for each proposal on the proxy card below to indicate how your shares should be voted. Then, sign and date the card, detach it and return your proxy vote in the enclosed postage paid envelope.

      Your vote must be received prior to the Annual Meeting of Stockholders to be held February 13, 2003.

      Thank you in advance for your prompt consideration of these matters. This will help the Company avoid the expense of subsequent mailings.

      Sincerely,

      ZOLL MEDICAL CORPORATION

                                   DETACH HERE
                                                                          ZZOLC1

     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.

1. Proposal to elect the following persons as Class II Directors to serve until the 2006 Annual Meeting and until their successors are duly elected and qualified.

     NOMINEES:    (01) WILLARD M. BRIGHT, PH.D
                  (02) THOMAS M. CLAFLIN, II
                  (03) M. STEPHEN HEILMAN, M.D.

                         FOR                              WITHHELD
                         ALL     [ ]                 [ ]  FROM ALL
                       NOMINEES                           NOMINEES

                _____________________________________________
                [ ]    For all nominees except as noted above

2. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or at any adjournment(s) thereof.

Mark box at right if an address change or comment                 [ ]
has been noted on the reverse side of this card.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's 2002 Annual Report and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

Signature: ________________ Date: ______ Signature: _______________ Date: ______

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
                                                                          ZZOL42

                            ZOLL MEDICAL CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                FEBRUARY 13, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby constitutes and appoints Richard A. Packer and A. Ernest Whiton and each of them, as Proxies of the undersigned, with full power to appoint their substitutes, and authorizes each of them to represent and to vote all shares of Common Stock of Zoll Medical Corporation (the "Company") held by the undersigned as of the close of business on December 31, 2002, at the Annual Meeting of Stockholders to be held at Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109 on Thursday, February 13, 2003, at 10:00 a.m., local time, and at any adjournments or postponements thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE NOMINEES FOR CLASS II DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME(S) APPEAR(S) ON THE BOOKS OF THE COMPANY. JOINT OWNERS SHOULD EACH SIGN PERSONALLY. TRUSTEES AND OTHER FIDUCIARIES SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN, AND WHERE MORE THAN ONE NAME APPEARS, A MAJORITY MUST SIGN. IF A CORPORATION, THIS SIGNATURE SHOULD BE THAT OF AN AUTHORIZED OFFICER WHO SHOULD STATE HIS OR HER TITLE.

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

--------------------------------------        ----------------------------------

--------------------------------------        ----------------------------------

--------------------------------------        ----------------------------------

ZOLL MEDICAL CORPORATION
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                            ZOLL MEDICAL CORPORATION

               ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 13, 2003
   THIS INSTRUCTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY

      As a participant in the Zoll Medical Corporation Employee Savings Plan, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of Zoll Medical credited to your account at the Annual Stockholder Meeting to be held on February 13, 2003.

      Your vote on these matters counts, and you are strongly encouraged to exercise your right to vote your shares.

      Please mark one box for each proposal on the proxy card below to indicate how your shares should be voted. Then, sign and date the card, detach it and return your proxy vote in the enclosed postage paid envelope.

      THE SHARES CREDITED TO YOUR ACCOUNT WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IF THE CARD IS NOT SIGNED, OR IF THE CARD IS NOT RECEIVED BY FEBRUARY 10, 2003, THE SHARES CREDITED TO YOUR ACCOUNT WILL NOT BE VOTED.

      Thank you in advance for your prompt consideration of these matters. This will help the Company avoid the expense of subsequent mailings.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
                                                                          ZZOL41

     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.

1. Proposal to elect the following persons as Class II Directors to serve until the 2006 Annual Meeting and until their successors are duly elected and qualified.

     NOMINEES:    (01) WILLARD M. BRIGHT, PH.D
                  (02) THOMAS M. CLAFLIN, II
                  (03) M. STEPHEN HEILMAN, M.D.

                         FOR                             WITHHELD
                         ALL     [ ]                [ ]  FROM ALL
                       NOMINEES                          NOMINEES

                 ______________________________________________
                 [ ]     For all nominees except as noted above

2. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or at any adjournment(s) thereof.

Mark box at right if an address change or comment has been              [ ]
noted on the reverse side of this card.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's 2002 Annual Report and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

Signature: ________________ Date: ______ Signature: _______________ Date: ______

                                   DETACH HERE
                                                                          ZZOLC2

                            ZOLL MEDICAL CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 13, 2003

                  THIS PROXY IS SOLICITED ON BEHALF OF FIDELITY


The undersigned hereby constitutes and appoints Richard A. Packer and A. Ernest Whiton and each of them, as Proxies of the undersigned, with full power to appoint their substitutes, and authorizes each of them to represent and to vote all shares of Common Stock of Zoll Medical Corporation (the "Company") held by the undersigned as of the close of business on December 31, 2002, at the Annual Meeting of Stockholders to be held at Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109 on Thursday, February 13, 2003, at 10:00 a.m., local time, and at any adjournments or postponements thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE NOMINEES FOR CLASS II DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME(S) APPEAR(S) ON THE BOOKS OF THE COMPANY. JOINT OWNERS SHOULD EACH SIGN PERSONALLY. TRUSTEES AND OTHER FIDUCIARIES SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN, AND WHERE MORE THAN ONE NAME APPEARS, A MAJORITY MUST SIGN. IF A CORPORATION, THIS SIGNATURE SHOULD BE THAT OF AN AUTHORIZED OFFICER WHO SHOULD STATE HIS OR HER TITLE.

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

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